TAX	12 Months Ended
Dec. 31, 2025
TAX
TAX

 NOTE 25 – TAX

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes.

In Brazil, taxation on profit comprises income tax and social contribution, as described below:

Income Tax (IRPJ) - in the form of taxation on taxable income, is computed on taxable income at the rate of 15%, plus an additional 10% for profits that exceed R$ 240,000 in a 12-month period.

Social Contribution (CSLL) - applied at the rate of 9% on taxable income, recognized on an accrual basis.

	12/31/2025	12/31/2024
IRPJ	-	(1,843)
CSLL	-	(1,099)
Total	-	(2,942)

Taxable Income - are the additions to accounting income of temporarily non-deductible expenses or exclusions of temporarily non-taxable income, considered for the calculation of current taxable income, which generate deferred tax credits or debits.

In addition, the sale of basic basket products (e,g, “Beans”) has a state tax incentive as an investment subsidy, such as reductions in the ICMS(*), IRPJ and CSLL calculation bases, rate reduction, exemption, deferral related to the benefit of the ICMS presumed credit.

The tax rates and tax laws used to calculate the amount are those in effect at the balance sheet date.

(*) State value-added tax on services and circulation of goods.

Taxes on sales

Revenues, expenses and assets are recognized net of sales tax, except:

When sales taxes incurred on the purchase of goods or services are not recoverable from the tax authorities, in which case the sales tax is recognized as part of the acquisition cost of the asset or expense item, as the case may be;

When receivables and payables are presented together with the sales tax amount;

The net amount of sales tax, recoverable or payable, is included as a component of amounts receivable or payable in the balance sheet. Revenues from sales in Brazil are subject to the following taxes and contributions, at the following basic rates:

Rates

ICMS - Tax on Circulation of Goods and Services	18%
COFINS - Social Security Contribution	7.60%
PIS - Social Integration Program	1.65%
IPI - Tax on Industrialized Products	5%
ISSQN - Tax on Services of Any Nature	5%

Credits arising from non-cumulative PIS/COFINS are shown deducted from cost of goods sold or general and administrative expenses, in the statement of income, depending on the source of the expenditure, Amounts subject to offsetting are stated in current or non-current assets, according to their expected realization. In the income statement, revenues are presented with the net of these taxes.

The Company is framed as opting for the real profit subject to the incidence of legal income tax (IRPJ) and the social contribution on net income (CSLL) on the result determined in each year,

However, it contributes to the income tax on fixed or variable income financial investments, upon retention by the institutions in which financial investments are carried out.

Deferred Tax Liabilities

The Company's has no deferred tax liabilities, deferred tax assets, and deferred tax asset valuation allowances at December 31, 2025,